UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

GOUVERNEUR BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56605	37-2102925
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

42 Church Street, Gouverneur, New York 13642

(Address of principal executive offices) (Zip Code)

(315) 287-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2024, Gouverneur Bancorp, Inc. (the “Company”), the holding company for Gouverneur Savings and Loan Association (the “Bank”), announced that the Board of Directors of the Company and the Bank has appointed Robert W. Barlow as the President and Chief Executive Officer of the Company and the Bank effective immediately. Charles C. Van Vleet, Jr. will continue to serve as the President and Chief Executive Officer of GS&L Municipal Bank, the wholly owned subsidiary of the Bank, and will assist with Mr. Barlow’s transition to the role of President and Chief Executive Officer.

Mr. Barlow, age 35, has served as Vice President of Commercial and Residential Lending for Northern Credit Union, located in Watertown, New York, since September 2019. Prior to that time, Mr. Barlow was the Member Business Lending Officer and Team Lead for SeaComm Federal Credit Union, located in Massena, New York, from July 2016 to September 2019. Mr. Barlow also served as Vice President and Branch Manager for First Niagara Bank, N.A. from August 2009 to July 2016.

There are no family relationships between Mr. Barlow and any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which Mr. Barlow has been selected to serve as President and Chief Executive Officer of the Company and the Bank. There have been no transactions directly or indirectly involving Mr. Barlow that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

No material plan, contract or arrangement has been entered into, or materially amended, in connection with Mr. Barlow’s appointment as President and Chief Executive Officer and no grant or award has been made to Mr. Barlow under any such plan, contract or arrangement in connection with his appointment as President and Chief Executive Officer.

A copy of the Company’s press release announcing Mr. Barlow’s appointment as President and Chief Executive Officer is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated March 27, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOUVERNEUR BANCORP, INC.

Date: March 27, 2024	By:	/s/ Kimberly A. Adams
Kimberly A. Adams
Vice President and Chief Financial Officer